Exhibit 99.1

Contact:

Lilly H. Donohue

212-798-6118

Fortress Reports Fourth Quarter & Year End 2009 Financial Results

Full Year 2009 Highlights

•	Assets under management of $31.8 billion as of December 31, 2009

•	Raised $1.4 billion of new third-party capital

•	Fund management distributable earnings of $208 million

•	Pre-tax distributable earnings (DE) of $126 million

•	GAAP net income, excluding principals agreement compensation, of $43 million. GAAP net loss of $909 million. GAAP net loss attributable to Class A Shareholders of $255 million

Fourth Quarter Highlights

•	Fund management distributable earnings of $60 million

•	Pre-tax distributable earnings (DE) of $1 million

•	GAAP net loss, excluding principals agreement compensation, of $21 million. GAAP net loss of $261 million. GAAP net loss attributable to Class A Shareholders of $84 million

Subsequent Events in the First Quarter 2010

•	Fortress was issued an investment grade rating of BBB from Fitch and BBB- from S&P, in each case with a stable outlook

New York, NY. February 25, 2010 – Fortress Investment Group LLC (NYSE: FIG) today reported its year end and fourth quarter 2009 results.

Full Year 2009

For the year ended December 31, 2009, our GAAP net loss was $909 million versus a loss of $1,221 million for 2008. Our GAAP net loss attributable to Class A Shareholders was $255 million, or $2.08 loss per diluted share, as compared to a loss of $322 million, or $3.50 loss per diluted share, for the year ended December 31, 2008. Excluding principals agreement compensation, full year 2009 GAAP net income was $43 million, up from a net loss of $266 million in 2008.

For 2009, fund management distributable earnings was $208 million compared to $216 million in 2008.

Pre-tax DE for 2009 was $126 million, or $0.26 per dividend paying share/unit, versus a loss of $162 million, or $0.36 loss per dividend paying share/unit, for 2008.

Fourth Quarter 2009

For the quarter ended December 31, 2009, our GAAP net loss was $261 million compared to a loss of $426 million for fourth quarter 2008. Our GAAP net loss attributable to Class A Shareholders was $84 million, or $0.58 loss per diluted share, as compared to a loss of $140 million, or $1.50 loss per diluted share, for the fourth quarter 2008. Excluding principals agreement compensation, fourth quarter GAAP net loss was $21 million, up from a net loss of $187 million for fourth quarter 2008.

For the fourth quarter, fund management distributable earnings was $60 million compared to $7 million in the fourth quarter of 2008.

Pre-tax DE for the fourth quarter was $1 million versus a loss of $258 million for the fourth quarter of 2008.

The table below details Fortress’s GAAP Net Income (Loss) and Distributable Earnings for the full year and fourth quarter 2009 and 2008:

	Full Year		$ Change	Fourth Quarter		$ Change
(in millions, except per share amount)	2009	2008		2009	2008
GAAP
Net income (loss)	$(909)	$(1,221)	$312	$(261)	$(426)	$165

Net income (loss) attributable to Class A Shareholders	$(255)	$(322)	$67	$(84)	$(140)	$56
Per diluted share	$(2.08)	$(3.50)	$1.42	$(0.58)	$(1.50)	$0.92

Net income (loss) excluding principals agreement compensation	$43	$(266)	$309	$(21)	$(187)	$166

Distributable Earnings
Fund management DE	$208	$216	$(8)	$60	$7	$53

Pre-tax DE	$126	$(162)	$288	$1	$(258)	$259
Per dividend paying share/unit	$0.26	$(0.36)	$0.62	$0.00	$(0.56)	$0.56

Weighted Average Dividend Paying Shares and Units Outstanding	492	453		511	462

For reconciliations of non-GAAP measures, please see Exhibit 2, “Reconciliation of Fund Management DE to Pre-tax Distributable Earnings and GAAP Net Income (Loss) and Reconciliation of Segment Revenues to GAAP Revenues,” Exhibit 3, “Reconciliation of GAAP Net Income (Loss) Excluding Principals Agreement Compensation to GAAP Net Income (Loss)” and Exhibit 4, “Reconciliation of Weighted Average Class A Shares Outstanding (Used for Basic EPS) to Weighted Average Dividend Paying Shares and Units Outstanding (Used for DEPS)” at the end of this release. Distributable earnings is a supplemental measure of our operating performance that we believe provides a meaningful basis for comparison between present and future periods.

The Company’s quarterly segment revenues and distributable earnings will fluctuate materially depending upon the performance of our funds and the realization events within our private equity businesses, as well as other factors. Accordingly, the revenues and profits in any particular quarter should not be expected to be indicative of future results.

The following discussion of our results is based on segment reporting as presented in our Annual Report on Form 10-K. Our GAAP statement of operations and balance sheet are presented following this discussion. The following table is a summary presentation of our segment performance with supplemental data provided for informational purposes.

Supplemental Data for Fourth Quarter 2009 and 2008:

	Three Months Ended December 31, 2009
	Total	Private Equity		Liquid Hedge Funds	Hybrid Funds		Principal Investments
(in millions)		Funds	Castles		Hedge Funds	PE Funds
Assets Under Management
AUM - October 1, 2009	$32,000	$11,057	$3,279	$4,483	$9,830	$3,351	$—
Capital raised	616	—	—	409	—	207	—
Capital acquisitions	—	—	—	—	—	—	—
Increase in invested capital	503	9	—	—	—	494	—
Redemptions [1,2]	(1,059)	—	—	(765)	(294)	—	—
Return of capital distributions	(789)	(53)	—	—	(20)	(716)	—
Equity buyback	—	—	—	—	—	—	—
Crystallized Incentive Income	(7)	—	—	(7)	—	—	—
Income (loss) and foreign exchange	498	331	(47)	177	26	11	—

AUM - Ending Balance	$31,762	$11,344	$3,232	$4,297	$9,542	$3,347	$—

Third-Party Capital Raised	$677	$—	$—	$409	$—	$268	$—

Segment Revenues
Management fees	$100	$22	$13	$19	$33	$13	$—
Incentive income	57	36	—	5	1	15	—

Total	157	58	13	24	34	28	—

Segment Expenses
Operating expenses	(70)	(11)	(8)	(18)	(27)	(6)	—
Profit sharing compensation expenses	(26)	(13)	—	(4)	(1)	(8)	—
Unallocated Expenses	(1)

Total	(97)	(24)	(8)	(22)	(28)	(14)	—

Fund Management DE	60	34	5	2	6	14	—

Investment Income	(55)						(55)
Interest Expense	(4)						(4)

Pre-tax Distributable Earnings	$1	$34	$5	$2	$6	$14	$(59)

	Three Months Ended December 31, 2008
	Total	Private Equity		Liquid Hedge Funds	Hybrid Funds		Principal Investments
(in millions)		Funds	Castles		Hedge Funds	PE Funds
Assets Under Management
AUM - October 1, 2008	$34,289	$11,696	$3,227	$9,104	$8,221	$2,041	$—
Capital raised	28	—	—	16	12	—	—
Increase in invested capital	1,901	786	—	—	1	1,114	—
Redemptions	(1,198)	—	—	(1,198)	—	—	—
Return of capital distributions	(537)	(69)	(28)	—	(3)	(437)	—
Equity buyback	—	—	—	—	—	—	—
Crystallized Incentive Income	—	—	—	—	—	—	—
Income (loss) and foreign exchange	(5,029)	(2,106)	(17)	(753)	(1,737)	(416)	—

AUM - Ending Balance	$29,454	$10,307	$3,182	$7,169	$6,494	$2,302	$—

Segment Revenues
Management fees	$147	$43	$13	$48	$36	$7	$—
Incentive income	(107)	(107)	—	—	—	—	—

Total	40	(64)	13	48	36	7	—

Segment Expenses
Operating expenses	(64)	(5)	(9)	(19)	(26)	(5)	—
Profit sharing compensation expenses	32	35	(1)	(4)	2	—	—
Unallocated Expenses	(1)

Total	(33)	30	(10)	(23)	(24)	(5)	—

Fund Management DE	7	(34)	3	25	12	2	—

Investment Income	(255)						(255)
Interest Expense	(10)						(10)

Pre-tax Distributable Earnings	$(258)	$(34)	$3	$25	$12	$2	$(265)

Supplemental Data for Full Year 2009 and 2008:

	Year Ended December 31, 2009
		Private Equity		Liquid Hedge Funds	Hybrid Funds		Principal Investments
(in millions)	Total	Funds	Castles		Hedge Funds	PE Funds
Assets Under Management
AUM - January 1, 2009	$29,454	$10,307	$3,182	$7,169	$6,494	$2,302	$—
Capital raised	1,318	—	—	704	—	614	—
Capital acquisitions [3]	3,310	—	—	—	3,310	—	—
Increase in invested capital	1,348	79	—	1	2	1,266	—
Redemptions [1,2]	(5,207)	—	—	(4,481)	(726)	—	—
Return of capital distributions	(1,682)	(170)	—	—	(36)	(1,476)	—
Equity buyback	—	—	—	—	—	—	—
Reset Date	—	—	—	—	—	—	—
Crystallized Incentive Income	(7)	—	—	(7)	—	—	—
Income (loss) and foreign exchange	3,228	1,128	50	911	498	641	—

AUM - Ending Balance	$31,762	$11,344	$3,232	$4,297	$9,542	$3,347	$—

Third-Party Capital Raised	$1,379	$—	$—	$704	$—	$675	$—

Segment Revenues
Management fees	$424	$131	$50	$80	$123	$40	$—
Incentive income	75	36	—	14	2	23	—

Total	499	167	50	94	125	63	—

Segment Expenses
Operating expenses	(243)	(38)	(29)	(57)	(97)	(22)	—
Profit sharing compensation expenses	(47)	(13)	—	(16)	(6)	(12)	—
Unallocated Expenses	(1)

Total	(291)	(51)	(29)	(73)	(103)	(34)	—

Fund Management DE	208	116	21	21	22	29	—

Investment Income	(58)						(58)
Interest Expense	(24)						(24)

Pre-tax Distributable Earnings	$126	$116	$21	$21	$22	$29	$(82)

	Year Ended December 31, 2008
	Total	Private Equity		Liquid Hedge Funds	Hybrid Funds		Principal Investments
(in millions)		Funds	Castles		Hedge Funds	PE Funds
Assets Under Management
AUM - January 1, 2008	$32,930	$12,643	$3,328	$8,128	$8,196	$635	$—
Capital raised	5,124	745	—	2,827	1,385	167	—
Increase in invested capital	4,430	1,804	—	—	27	2,599	—
Redemptions	(2,275)	—	—	(1,804)	(471)	—	—
Return of capital distributions	(921)	(366)	(28)	—	(13)	(514)	—
Equity buyback	(31)	—	(31)	—	—	—	—
Crystallized Incentive Income	(110)	—	—	(15)	(95)	—	—
Income (loss) and foreign exchange	(9,693)	(4,519)	(87)	(1,967)	(2,535)	(585)	—

AUM - Ending Balance	$29,454	$10,307	$3,182	$7,169	$6,494	$2,302	$—

Segment Revenues
Management fees	$598	$163	$54	$218	$148	$15	$—
Incentive income	(63)	(94)	—	17	14	—	—

Total	535	69	54	235	162	15	—

Segment Expenses
Operating expenses	(289)	(31)	(34)	(97)	(115)	(12)	—
Profit sharing compensation expenses	(29)	27	(5)	(42)	(9)	—	—
Unallocated Expenses	(1)

Total	(319)	(4)	(39)	(139)	(124)	(12)	—

Fund Management DE	216	65	15	96	38	3	—

Investment Income	(338)						(338)
Interest Expense	(40)						(40)

Pre-tax Distributable Earnings	$(162)	$65	$15	$96	$38	$3	$(378)

[1]

Subsequent to year end, the liquid hedge funds had redemption payouts of approximately $0.7 billion in January 2010. Approximately $0.5 billion of this amount consisted of distributions from Macro Funds’ SPVs.

[2]

The hybrid hedge funds, which have an annual notice date for redemptions, have received redemption notices effective December 31, 2009 of approximately $1.5 billion, using December 31, 2009 values. This amount is subject to change based on performance. For primarily all of these funds, redemptions will be paid out over time as the underlying investments are liquidated, in accordance with the governing documents of the applicable funds.

[3]	Includes $3.3 billion of capital under management due to Fortress’s takeover of management of the D.B. Zwirn funds and related investment vehicles.

Overview

We managed $31.8 billion of assets in private equity funds, liquid hedge funds and hybrid funds as of December 31, 2009. Fortress’s revenues consist of (i) management fees, which are based on the size of our funds, (ii) incentive income, which is based on the performance of our funds, and (iii) investment income (loss), which is based on our principal investments.

In 2009, we generated fund management DE of $208 million. Including principal investments, Fortress generated pre-tax distributable earnings of $126 million.

For the year ended December 31, 2009, the private equity segments accounted for approximately 43% of total segment revenues, the liquid hedge funds segment accounted for approximately 19% of total segment revenues and the hybrid funds segments accounted for approximately 38% of total segment revenues.

In 2009, the private equity, liquid hedge funds and hybrid funds businesses accounted for approximately 66%, 10% and 24%, respectively, of total fund management DE.

In the fourth quarter of 2009, we generated fund management DE of $60 million. Including principal investments, Fortress generated pre-tax distributable earnings of $1 million.

For the quarter ended December 31, 2009, the private equity segments accounted for approximately 45% of total segment revenues, the liquid hedge funds segment accounted for approximately 15% of total segment revenues and the hybrid funds segments accounted for approximately 40% of total segment revenues.

For the quarter ended December 31, 2009, the private equity, liquid hedge funds and hybrid funds businesses accounted for approximately 64%, 3% and 33%, respectively, of total fund management DE.

Private Equity – Funds

For 2009, the Company’s private equity funds generated pre-tax DE of $116 million compared to $65 million for 2008.

For the quarter ended December 31, 2009, the Company’s private equity funds had pre-tax DE of $34 million compared to pre-tax DE loss of $34 million for the quarter ended December 31, 2008.

Assets under management for private equity funds was $11.3 billion at December 31, 2009 compared to $10.3 billion at December 31, 2008.

Private Equity – Castles

For 2009, the Company’s Castles generated pre-tax DE of $21 million compared to $15 million for 2008.

For the quarter ended December 31, 2009, the Company’s Castles generated pre-tax DE of $5 million compared to $3 million for the quarter ended December 31, 2008.

Assets under management for the Castles was $3.2 billion at December 31, 2009 compared to $3.2 billion at December 31, 2008.

Liquid Hedge Funds

For 2009, the Company’s liquid hedge fund business generated pre-tax DE of $21 million as compared to $96 million for 2008.

For the quarter ended December 31, 2009, the Company’s liquid hedge fund business generated pre-tax DE of $2 million compared to $25 million for the quarter ended December 31, 2008.

Assets under management for the liquid hedge funds was $4.3 billion at December 31, 2009 compared to $7.2 billion at December 31, 2008. Subsequent to quarter end, the liquid hedge funds had redemption payouts of approximately $0.7 billion in January 2010. Approximately $0.5 billion of this amount consisted of distributions from Macro Funds’ SPVs.

The following table shows our Assets Under Management by fund:

(dollars in billions)	December 31, 2009	December 31, 2008
Macro Funds [4]	$3.4	$6.1
Fortress Commodities Funds [5]	$0.9	$1.1

The following table shows our gross and net returns by fund: 6

	Three Months Ended December 31, 2009	Year Ended December 31, 2009	Estimated Month Ended January 31, 2010
Gross Returns

Fortress Macro Offshore Fund L.P. [7]	3.9%	13.7%	2.4%
Drawbridge Global Macro Fund Ltd	4.4%	26.5%	2.3%
Fortress Commodities Fund L.P.	3.2%	11.0%	3.5%

Net Returns

Fortress Macro Offshore Fund L.P. [7]	2.7%	9.8%	1.8%
Drawbridge Global Macro Fund Ltd	3.9%	24.2%	2.1%
Fortress Commodities Fund L.P.	2.0%	7.3%	2.7%

Hybrid – Hedge Funds

For 2009, the Company’s hybrid hedge fund business generated pre-tax DE of $22 million as compared to $38 million for 2008.

For the quarter ended December 31, 2009, the Company’s hybrid hedge fund business generated pre-tax DE of $6 million compared to $12 million for the quarter ended December 31, 2008.

Assets under management for the hybrid hedge funds was $9.5 billion at December 31, 2009 compared to $6.5 billion at December 31, 2008. The hybrid hedge funds, which have an annual notice date for redemptions, have

[4]

Combined AUM for Fortress Macro Onshore Fund LP, Fortress Macro Offshore Fund L.P., Fortress Macro Fund Ltd, Fortress Macro managed accounts, Drawbridge Global Macro Fund L.P., Drawbridge Global Macro Intermediate Fund L.P., Drawbridge Global Macro Alpha Intermediate Fund L.P., DBGM Offshore Ltd, DBGM Onshore LP, DBGM Alpha V Ltd and Drawbridge Global Macro managed accounts.

[5]	Combined AUM for Fortress Commodities Fund L.P. and Commodities managed accounts.
[6]

The performance data contained herein reflects returns for a “new issue eligible,” single investor class as of the close of business on the last day of the relevant period. Gross returns reflect performance data prior to management fees borne by the Fund and incentive allocations while net returns reflect performance data after taking into account management fees borne by the Fund and incentive allocations.

[7]	The date of inception of the Fund was May 1, 2009.

received redemption notices effective December 31, 2009 of approximately $1.5 billion, using December 31, 2009 values. This amount is subject to change based on performance. For primarily all of these funds, redemptions will be paid out over time as the underlying investments are liquidated, in accordance with the governing documents of the applicable funds. During this period, such amounts continue to be subject to management fees and, as applicable, incentive income.

The following table shows our Assets Under Management by fund:

(dollars in billions)	December 31, 2009	December 31, 2008
Drawbridge Special Opportunities Funds [8]	$5.2	$5.0
Fortress Partners Funds [9]	$1.9	$1.5
Fortress Value Recovery Funds [10]	$2.5	N.A.

The following table shows our gross and net returns by fund: 11

	Three Months Ended December 31, 2009	Year Ended December 31, 2009
Gross Returns

Drawbridge Special Opportunities LP [12]	6.3%	27.5%
Drawbridge Special Opportunities Ltd [12]	7.9%	32.6%
Fortress Partners Fund LP	5.1%	18.0%
Fortress Partners Offshore Fund LP	6.0%	20.2%

Net Returns

Drawbridge Special Opportunities LP [12]	5.8%	25.0%
Drawbridge Special Opportunities Ltd [12]	7.4%	30.0%
Fortress Partners Fund LP	4.8%	16.7%
Fortress Partners Offshore Fund LP	5.7%	18.9%

Hybrid – Private Equity Funds

For 2009, the Company’s hybrid private equity fund business generated pre-tax DE of $29 million as compared to $3 million for 2008.

For the quarter ended December 31, 2009, the Company’s hybrid private equity fund business generated pre-tax DE of $14 million as compared to $2 million for the quarter ended December 31, 2008.

Assets under management for the hybrid private equity funds was $3.3 billion at December 31, 2009 compared to $2.3 billion at December 31, 2008.

[8]	Combined AUM for Drawbridge Special Opportunities Fund Ltd, Drawbridge Special Opportunities Fund LP and Drawbridge Special Opportunities Fund managed accounts.
[9]	Combined AUM for Fortress Partners Offshore Fund LP and Fortress Partners Fund LP.
[10]	Fortress will receive management fees from these funds equal to 1% of cash receipts and up to 1% per annum on certain managed assets, subject to collectability, and may receive limited incentive income if aggregate realizations exceed an agreed threshold.
[11]	The performance data contained herein reflects returns for a “new issue eligible,” single investor class as of the close of business on the last day of the relevant period. Gross returns reflect performance data prior to management fees borne by the Fund and incentive allocations while net returns reflect performance data after taking into account management fees borne by the Fund and incentive allocations. Specific performance may vary based on, among other things, whether fund investors are invested in one or more special investments.
[12]	The returns for the Drawbridge Special Opportunities Funds reflect the performance of each fund excluding the performance of the redeeming capital accounts which relate to December 31, 2008 redemptions.

Principal Investments

At December 31, 2009, we had $0.7 billion of assets (excluding cash and cash equivalents) in our principal investments segment, compared to $0.7 billion (excluding cash and cash equivalents) at December 31, 2008. During the fourth quarter of 2009, we increased commitments to our principal investments by $1 million and funded $7 million of our commitments. We had $131 million of unfunded commitments to our principal investments as of December 31, 2009.

Our principal investments segment generated a loss of $82 million for 2009, due primarily to reserves for a non-cash impairment of $101 million on certain of our funds’ investments and $24 million of net interest expense, offset by $43 million of earnings on our balance sheet investments.

Our principal investments segment generated a loss of $59 million for the three months ended December 31, 2009, due primarily to reserves for a non-cash impairment of $67 million on certain of our funds’ investments and $4 million of net interest expense, offset by $12 million of earnings on our balance sheet investments.

Segment Expenses

Segment expenses for 2009 were $291 million, down from $319 million for 2008. Segment expenses for 2009 and 2008 include $47 million and $29 million of profit sharing compensation, respectively, which is a function of the performance of various funds.

Segment expenses were $97 million in the fourth quarter of 2009, up from $33 million for the fourth quarter of 2008. Segment expenses for the fourth quarter of 2009 included $26 million of profit sharing compensation, which is a function of revenues received from our various funds.

The Company had $301 million of share-based compensation expense (primarily relating to expense recorded in connection with the principals agreement, the issuance of restricted stock units to Fortress employees, and the issuance of restricted partnership units) for the quarter ended December 31, 2009, which contributed to our reporting a GAAP net loss. Share-based compensation expense is not included in segment expenses or in the calculation of distributable earnings.

Corporate Credit Agreement

During the fourth quarter, we paid down the credit facility by $14 million. As of December 31, 2009, we have $398 million of debt outstanding and have capacity available of approximately $60 million under our revolving credit facility.

Non-GAAP Information

Fortress discloses certain non-GAAP financial information, which management believes provides a meaningful basis for comparison among present and future periods. The following are non-GAAP measures used in the accompanying financial information:

•	Pre-tax distributable earnings (DE) and pre-tax distributable earnings per dividend paying share

•	Fund management DE

•	Segment revenues

•	GAAP net income excluding principals agreement compensation

•	Weighted Average Dividend Paying Shares and Units Outstanding (Used for DEPS)

We urge you to read the reconciliation of such data to the related GAAP measures appearing in the exhibits to this release.

Conference Call

Management will host a conference call today, Thursday, February 25, 2010 at 8:00 A.M. Eastern Time. A copy of the earnings release is posted to the Investor Relations section of Fortress’s website, www.fortress.com.

All interested parties are welcome to participate on the live call. The conference call may be accessed by dialing 1-877-252-8576 (from within the U.S.) or 1-706-679-1521 (from outside of the U.S.) ten minutes prior to the scheduled start of the call; please reference “Fortress Fourth Quarter Earnings Call.”

A simultaneous webcast of the conference call will be available to the public on a listen-only basis at www.fortress.com. Please allow extra time prior to the call to visit the site and download the necessary software required to listen to the internet broadcast.

A telephonic replay of the conference call will also be available until 11:59 P.M. Eastern Time on Friday, March 12, 2010 by dialing 1-800-642-1687 (from within the U.S.) or 1-706-645-9291 (from outside of the U.S.); please reference access code “54712067.”

About Fortress

Fortress is a leading global alternative asset manager with approximately $31.8 billion in assets under management as of December 31, 2009. Fortress manages private equity funds, liquid hedge funds and hybrid funds. Fortress was founded in 1998. For more information regarding Fortress Investment Group LLC or to be added to our e-mail distribution list, please visit www.fortress.com.

Cautionary Note Regarding Forward-Looking Statements — Certain statements in this press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our sources of management fees, incentive income and investment income (loss), estimated fund performance, the amount and source of expected capital commitments, amount of redemptions and our effective tax rate. These statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the sources and amounts of management fees, incentive income and investment income, the amount and source of expected capital commitments for any new fund, redemption amounts or our effective tax rate may differ, possibly materially, from these forward-looking statements, and any such differences could cause our actual results to differ materially from the results expressed or implied by these forward-looking statements. For a discussion of some of the risks and important factors that could affect such forward-looking statements, see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K, which is, or will be, available on the Company’s website (www.fortress.com). In addition, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Accordingly, you should not place undue reliance on any forward-looking statements contained in this press release. The Company can give no assurance that the expectations of any forward-looking statement will be obtained. Such forward-looking statements speak only as of the date of this press release. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any statement is based.

Fortress Investment Group LLC

Consolidated Statements of Operations

(dollars in thousands, except share data)

	Year Ended December 31,
	2009	2008	2007
Revenues
Management fees from affiliates	$433,501	$593,007	$414,166
Incentive income from affiliates	50,900	56,588	442,892
Expense reimbursements from affiliates	85,186	52,627	48,191
Other revenues	14,508	29,578	21,736
Interest and dividend income - investment company holdings	—	—	309,030

	584,095	731,800	1,236,015

Expenses
Interest expense
Investment company holdings	—	—	132,620
Fortress debt	24,271	40,140	34,313
Compensation and benefits	504,645	440,659	658,815
Principals agreement compensation	952,077	954,685	852,956
General, administrative and other	92,059	84,875	99,885
Depreciation and amortization	10,784	9,994	8,454

	1,583,836	1,530,353	1,787,043

Other Income (Loss)
Gains (losses) from investments
Investment company holdings	—	—	(647,477)
Direct investments
Net realized gains (losses)	(2,522)	(1,770)	(2,037)
Net realized gains (losses) from affiliate investments	98	(689)	145,449
Net unrealized gains (losses)	—	—	1,316
Net unrealized gains (losses) from affiliate investments	27,797	(55,846)	(253,888)
Tax receivable agreement liability reduction	(55)	55,115	—
Earnings (losses) from equity method investees	60,281	(304,180)	(61,674)

	85,599	(307,370)	(818,311)

Income (Loss) Before Deferred Incentive Income and Income Taxes	(914,142)	(1,105,923)	(1,369,339)
Deferred incentive income	—	—	307,034

Income (Loss) Before Income Taxes	(914,142)	(1,105,923)	(1,062,305)
Income tax benefit (expense)	5,000	(115,163)	5,632

Net Income (Loss)	$(909,142)	$(1,221,086)	$(1,056,673)

Principals’ and Others’ Interests in Income (Loss) of Consolidated Subsidiaries	$(654,527)	$(898,798)	$(996,870)

Net Income (Loss) Attributable to Class A Shareholders	$(254,615)	$(322,288)	$(59,803)

Dividends Declared Per Class A Share	$—	$0.4500	$0.8424

Earnings Per Unit - Fortress Operating Group			Jan 1 through Jan 16
Net income per Fortress Operating Group unit			$0.36

Weighted average number of Fortress Operating Group units outstanding			367,143,000

Earnings (Loss) Per Class A Share - Fortress Investment Group			Jan 17 through Dec 31
Net income (loss) per Class A share, basic	$(2.08)	$(3.50)	$(2.14)

Net income (loss) per Class A share, diluted	$(2.08)	$(3.50)	$(2.14)

Weighted average number of Class A shares outstanding, basic	125,740,897	94,934,487	92,214,827

Weighted average number of Class A shares outstanding, diluted	125,740,897	94,934,487	92,214,827

Fortress Investment Group LLC

Consolidated Balance Sheets

(dollars in thousands, except share data)

	December 31,
	2009	2008
Assets
Cash and cash equivalents	$197,099	$263,337
Due from affiliates	64,511	38,504
Investments
Equity method investees	866,467	774,382
Options in affiliates	748	39
Deferred tax asset	440,639	408,066
Other assets	90,803	93,407

	$1,660,267	$1,577,735

Liabilities and Equity

Liabilities
Accrued compensation and benefits	$131,134	$158,033
Due to affiliates	345,976	346,265
Deferred incentive income	160,097	163,635
Debt obligations payable	397,825	729,041
Other liabilities	25,921	26,741

	1,060,953	1,423,715

Commitments and Contingencies

Equity
Class A shares, no par value, 1,000,000,000 shares authorized, 145,701,622 and 94,609,525 shares issued and outstanding at December 31, 2009 and 2008, respectively	—	—
Class B shares, no par value, 750,000,000 shares authorized, 307,773,852 and 312,071,550 shares issued and outstanding at December 31, 2009 and 2008, respectively	—	—
Paid-in capital	1,029,536	596,803
Retained earnings (accumulated deficit)	(767,994)	(513,379)
Accumulated other comprehensive income (loss)	(325)	(866)

Total Fortress shareholders’ equity	261,217	82,558
Principals’ and others’ interests in equity of consolidated subsidiaries	338,097	71,462

Total Equity	599,314	154,020

	$1,660,267	$1,577,735

Fortress Investment Group LLC

Exhibit 1

Assets Under Management and Fund Management DE

(dollars in millions)

	Three Months Ended				Full Year 2008	Three Months Ended				Full Year 2009
	March 31, 2008	June 30, 2008	September 30, 2008	December 31, 2008		March 31, 2008	June 30, 2009	September 30, 2009	December 31, 2009
Fortress

Assets Under Management
Private Equity & Castles	$15,885	$16,137	$14,923	$13,489	$13,489	$13,239	$13,795	$14,336	$14,576	$14,576
Liquid Hedge Funds	9,254	9,705	9,104	7,169	7,169	4,809	4,571	4,483	4,297	4,297
Hybrid Hedge Funds	8,149	8,266	8,221	6,494	6,494	6,451	9,918	9,830	9,542	9,542
Hybrid Private Equity Funds	741	858	2,041	2,302	2,302	2,039	2,757	3,351	3,347	3,347

AUM - Ending Balance	$34,029	$34,966	$34,289	$29,454	$29,454	$26,538	$31,041	$32,000	$31,762	$31,762

Third-Party Capital Raised	$2,822	$2,839	$2,581	$420	$8,662	$9	$233	$460	$677	$1,379

Segment Revenues
Management fees	$145	$150	$156	$147	$598	$106	$110	$108	$100	$424
Incentive income	32	15	(3)	(107)	(63)	1	7	10	57	75

Total	177	165	153	40	535	107	117	118	157	499

Segment Expenses
Operating expenses	(74)	(70)	(81)	(64)	(289)	(59)	(56)	(58)	(70)	(243)
Profit sharing compensation expenses	(32)	(20)	(9)	32	(29)	(4)	(8)	(9)	(26)	(47)
Unallocated Expenses	—	—	—	(1)	(1)	—	—	—	(1)	(1)

Total	(106)	(90)	(90)	(33)	(319)	(63)	(64)	(67)	(97)	(291)

Fund Management DE	$71	$75	$63	$7	$216	$44	$53	$51	$60	$208

Fortress Investment Group LLC

Exhibit 1

Assets Under Management and Fund Management DE

(dollars in millions)

	Three Months Ended				Full Year 2008	Three Months Ended				Full Year 2009
	March 31, 2008	June 30, 2008	September 30, 2008	December 31, 2008		March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009
Private Equity Funds & Castles

Assets Under Management
Private Equity Funds	$12,382	$12,639	$11,696	$10,307	$10,307	$10,161	$10,602	$11,057	$11,344	$11,344
Castles	3,503	3,498	3,227	3,182	3,182	3,078	3,193	3,279	3,232	3,232

AUM - Ending Balance	$15,885	$16,137	$14,923	$13,489	$13,489	$13,239	$13,795	$14,336	$14,576	$14,576

Third-Party Capital Raised	$—	$745	$500	$—	$1,245	$—	$—	$—	$—	$—

Segment Revenues
Management fees	$53	$55	$53	$56	$217	$49	$52	$45	$35	$181
Incentive income	29	—	(16)	(107)	(94)	—	—	—	36	36

Total	82	55	37	(51)	123	49	52	45	71	217

Segment Expenses
Operating expenses	(15)	(17)	(19)	(14)	(65)	(16)	(17)	(15)	(19)	(67)
Profit sharing compensation expenses	(13)	(2)	3	34	22	—	—	—	(13)	(13)

Total	(28)	(19)	(16)	20	(43)	(16)	(17)	(15)	(32)	(80)

Fund Management DE	$54	$36	$21	$(31)	$80	$33	$35	$30	$39	$137

Fortress Investment Group LLC

Exhibit 1

Assets Under Management and Fund Management DE

(dollars in millions)

	Three Months Ended				Full Year 2008	Three Months Ended				Full Year 2009
	March 31, 2008	June 30, 2008	September 30, 2008	December 31, 2008		March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009
Liquid Hedge Funds
Assets Under Management
Fortress Macro Funds [13]	$—	$—	$—	$—	$—	$—	$1,174	$1,544	$1,986	$1,986
Drawbridge Global Macro Funds [14]	8,597	8,797	8,045	6,101	6,101	3,781	2,484	2,074	1,429	1,429
Fortress Commodities Funds [15]	657	908	1,059	1,068	1,068	1,028	913	865	882	882

AUM - Ending Balance [16]	$9,254	$9,705	$9,104	$7,169	$7,169	$4,809	$4,571	$4,483	$4,297	$4,297

Third-Party Capital Raised	$1,286	$925	$600	$16	$2,827	$9	$99	$187	$409	$704

Segment Revenues
Management fees	$53	$57	$60	$48	$218	$23	$20	$18	$19	$80
Incentive income	3	14	—	—	17	—	—	9	5	14

Total	56	71	60	48	235	23	20	27	24	94
Segment Expenses
Operating expenses	(24)	(25)	(29)	(19)	(97)	(14)	(11)	(14)	(18)	(57)
Profit sharing compensation expenses	(17)	(16)	(5)	(4)	(42)	(3)	(2)	(7)	(4)	(16)

Total	(41)	(41)	(34)	(23)	(139)	(17)	(13)	(21)	(22)	(73)

Fund Management DE	$15	$30	$26	$25	$96	$6	$7	$6	$2	$21

Returns
Gross Returns [17]
Fortress Macro Offshore Fund L.P. [18]	N/A	N/A	N/A	N/A	N/A	N/A	4.3%	4.9%	3.9%	13.7%
Drawbridge Global Macro Fund Ltd	0.3%	-2.1%	-10.6%	-9.1%	-20.3%	5.7%	6.2%	7.9%	4.4%	26.5%
Fortress Commodities Fund L.P.	1.5%	10.6%	-1.1%	0.1%	11.2%	0.0%	2.3%	5.2%	3.2%	11.0%
Net Returns [17]
Fortress Macro Offshore Fund L.P. [18]	N/A	N/A	N/A	N/A	N/A	N/A	3.2%	3.6%	2.7%	9.8%
Drawbridge Global Macro Fund Ltd	-0.2%	-2.5%	-11.1%	-9.6%	-21.9%	5.2%	5.8%	7.4%	3.9%	24.2%
Fortress Commodities Fund L.P.	0.8%	8.1%	-1.6%	-0.4%	6.8%	-0.5%	1.8%	3.9%	2.0%	7.3%

[13]	Combined AUM for Fortress Macro Onshore Fund LP, Fortress Macro Offshore Fund L.P., Fortress Macro Fund Ltd and Fortress Macro managed accounts.
[14]	Combined AUM for Drawbridge Global Macro Fund L.P., Drawbridge Global Macro Intermediate Fund L.P., Drawbridge Global Macro Alpha Intermediate Fund L.P., DBGM Offshore Ltd, DBGM Onshore LP, DBGM Alpha V Ltd and Drawbridge Global Macro managed accounts.
[15]	Combined AUM for Fortress Commodities Fund L.P. and Commodities managed accounts.
[16]	Subsequent to year end, the liquid hedge funds had redemption payouts of approximately $0.7 billion in January 2010. Approximately $0.5 billion of this amount consisted of distributions from the Macro Funds’ SPVs.
[17]	The performance data contained herein reflects returns for a “new issue eligible,” single investor class as of the close of business on the last day of the relevant period. Gross returns reflect performance data prior to management fees borne by the Fund and incentive allocations while net returns reflect performance data after taking into account management fees borne by the Fund and incentive allocations.
[18]	The date of inception of the Fund was May 1, 2009.

Fortress Investment Group LLC

Exhibit 1

Assets Under Management and Fund Management DE

(dollars in millions)

	Three Months Ended				Full Year 2008	Three Months Ended				Full Year 2009
	March 31, 2008	June 30, 2008	September 30, 2008	December 31, 2008		March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009
Hybrid Hedge Funds

Assets Under Management
Drawbridge Special Opportunities Funds [19]	$6,418	$6,475	$6,391	$4,964	$4,964	$4,915	$5,097	$5,296	$5,209	$5,209
Fortress Partners Funds [20]	1,731	1,791	1,830	1,530	1,530	1,536	1,681	1,783	1,870	1,870
Value Recovery Funds [21]	—	—	—	—	—	—	3,140	2,751	2,463	2,463

AUM - Ending Balance [22]	$8,149	$8,266	$8,221	$6,494	$6,494	$6,451	$9,918	$9,830	$9,542	$9,542

Third-Party Capital Raised	$757	$104	$536	$12	$1,409	$—	$—	$—	$—	$—

Segment Revenues
Management fees	$37	$36	$39	$36	$148	$28	$30	$32	$33	$123
Incentive income	—	1	13	—	14	1	—	—	1	2

Total	37	37	52	36	162	29	30	32	34	125

Segment Expenses
Operating expenses	(33)	(26)	(30)	(26)	(115)	(25)	(21)	(24)	(27)	(97)
Profit sharing compensation expenses	(2)	(2)	(7)	2	(9)	(1)	(2)	(2)	(1)	(6)

Total	(35)	(28)	(37)	(24)	(124)	(26)	(23)	(26)	(28)	(103)

Fund Management DE	$2	$9	$15	$12	$38	$3	$7	$6	$6	$22

Returns
Gross Returns [23]
Drawbridge Special Opportunities LP [24]	-1.1%	1.4%	-4.6%	-21.5%	-24.9%	3.6%	7.8%	7.4%	6.3%	27.5%
Drawbridge Special Opportunities LTD [24]	-1.1%	0.2%	-4.6%	-23.5%	-27.7%	4.0%	6.5%	10.8%	7.9%	32.6%

Fortress Partners Funds LP	-4.3%	0.8%	-12.5%	-19.7%	-32.2%	-1.7%	8.8%	5.0%	5.1%	18.0%
Fortress Partners Funds LTD	-3.7%	1.9%	-10.0%	-14.4%	-24.3%	-1.1%	9.5%	4.7%	6.0%	20.2%

Net Returns [23]
Drawbridge Special Opportunities LP [24]	-1.6%	0.9%	-5.1%	-22.0%	-26.4%	3.1%	7.3%	6.8%	5.8%	25.0%
Drawbridge Special Opportunities LTD [24]	-1.9%	-0.3%	-5.1%	-23.9%	-29.4%	3.5%	6.0%	10.3%	7.4%	30.0%

Fortress Partners Funds LP	-4.6%	0.5%	-12.9%	-19.8%	-33.0%	-2.0%	8.5%	4.7%	4.8%	16.7%
Fortress Partners Funds LTD	-4.0%	1.6%	-10.3%	-14.6%	-25.3%	-1.4%	9.2%	4.4%	5.7%	18.9%

[19]	Combined AUM for Drawbridge Special Opportunities Fund Ltd, Drawbridge Special Opportunities Fund LP and Drawbridge Special Opportunities Fund managed accounts.
[20]	Combined AUM for Fortress Partners Offshore Fund LP and Fortress Partners Fund LP.
[21]

Fortress will receive management fees from these funds equal to 1% of cash receipts and up to 1% per annum on certain managed assets, subject to collectability, and may receive limited incentive income if aggregate realizations exceed an agreed threshold.

[22]

The hybrid hedge funds, which have an annual notice date for redemptions, have received redemption notices effective December 31, 2009 of approximately $1.5 billion, using December 31, 2009 values. This amount is subject to change based on performance. For primarily all of these funds, redemptions will be paid out over time as the underlying investments are liquidated, in accordance with the governing documents of the applicable funds.

[23]

The performance data contained herein reflects returns for a “new issue eligible,” single investor class as of the close of business on the last day of the relevant period. Gross returns reflect performance data prior to management fees borne by the Fund and incentive allocations while net returns reflect performance data after taking into account management fees borne by the Fund and incentive allocations. Specific performance may vary based on, among other things, whether fund investors are invested in one or more special investments.

[24]

The returns for the Drawbridge Special Opportunities Funds reflect the performance of each fund excluding the performance of the redeeming capital accounts which relate to December 31, 2008 redemptions.

Fortress Investment Group LLC

Exhibit 1

Assets Under Management and Fund Management DE

(dollars in millions)

	Three Months Ended				Full Year 2008	Three Months Ended				Full Year 2009
	March 31, 2008	June 30, 2008	September 30, 2008	December 31, 2008		March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009
Hybrid Private Equity Funds
Assets Under Management
Long Dated Value Funds	$517	$519	$552	$532	$532	$537	$537	$569	$623	$623
Real Assets Funds	91	107	230	212	212	207	207	178	164	164
Fortress Credit Opportunities Funds	133	232	1,259	1,558	1,558	1,295	1,876	2,224	2,074	2,074
Japan Opportunities Funds	—	—	—	—	—	—	137	380	486	486

AUM - Ending Balance	$741	$858	$2,041	$2,302	$2,302	$2,039	$2,757	$3,351	$3,347	$3,347

Third-Party Capital Raised	$779	$1,065	$945	$392	$3,181	$—	$134	$273	$268	$675

Segment Revenues
Management fees	$2	$2	$4	$7	$15	$6	$8	$13	$13	$40
Incentive income	—	—	—	—	—	—	7	1	15	23

Total	2	2	4	7	15	6	15	14	28	63

Segment Expenses
Operating expenses	(2)	(2)	(3)	(5)	(12)	(4)	(7)	(5)	(6)	(22)
Profit sharing compensation expenses	—	—	—	—	—	—	(4)	—	(8)	(12)

Total	(2)	(2)	(3)	(5)	(12)	(4)	(11)	(5)	(14)	(34)

Fund Management DE	$—	$—	$1	$2	$3	$2	$4	$9	$14	$29

Fortress Investment Group LLC

Exhibit 2

Reconciliation of Fund Management DE to Pre-tax Distributable Earnings and GAAP Net income (Loss) and

Reconciliation of Segment Revenues to GAAP Revenues

(dollars in millions)

	Three Months Ended				Full Year 2008	Three Months Ended				Full Year 2009
	March 31, 2008	June 30, 2008	September 30, 2008	December 31, 2008		March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009
Fund Management DE	$71	$75	$63	$7	$216	$44	$53	$51	$60	$208

Investment Income (Loss)	(3)	(7)	(73)	(255)	(338)	(27)	14	10	(55)	(58)
Interest Expense	(10)	(10)	(10)	(10)	(40)	(8)	(8)	(4)	(4)	(24)

Pre-tax Distributable Earnings	$58	$58	$(20)	$(258)	$(162)	$9	$59	$57	$1	$126

Private Equity incentive income	6	3	1	—	10	—	—	—	3	3
Hedge Fund incentive income	—	—	—	—	—	—	—	(2)	2	—
Reserve for clawback	—	—	16	107	123	—	—	—	(27)	(27)
Distributions of earnings from equity method investees	—	—	—	—	—	—	—	—	(1)	(1)
Earnings (losses) from equity method investees	(42)	(26)	(13)	(155)	(236)	(39)	37	29	(7)	20
Gains (losses) on options	(12)	(3)	(1)	—	(16)	—	—	1	—	1
Gains (losses) on other Investments	(18)	(4)	(6)	(9)	(37)	(2)	20	19	(13)	24
Incentive income guarantee recorded as a loss	—	—	—	(3)	(3)	—	—	—	3	3
Impairment of investments	—	10	50	227	287	32	—	2	67	101
Employee equity-based compensation	(36)	(53)	(57)	(12)	(158)	(53)	(53)	(61)	(61)	(228)
Principal compensation	(237)	(238)	(240)	(240)	(955)	(235)	(237)	(240)	(240)	(952)
Employee portion of incentive income	10	—	—	(15)	(5)	—	—	—	10	10
Principals’ and Others’ Interests in Income (Losses) of Consolidated Subsidiaries	209	195	208	279	891	220	128	133	179	660
Tax receivable agreement liability reduction	—	—	—	55	55	—	—	—	—	—
Taxes	(7)	2	5	(116)	(116)	1	1	3	—	5

GAAP Net Income (Loss) Attributable to Class A Shareholders	$(69)	$(56)	$(57)	$(140)	$(322)	$(67)	$(45)	$(59)	$(84)	$(255)

Principals’ and Others’ Interests in Income (Losses) of Consolidated Subsidiaries	(209)	(194)	(210)	(286)	(899)	(220)	(126)	(131)	(177)	(654)

GAAP Net Income (Loss)	$(278)	$(250)	$(267)	$(426)	$(1,221)	$(287)	$(171)	$(190)	$(261)	$(909)

Segment Revenues	$177	$165	$153	$40	$535	$107	$117	$118	$157	$499

Adjust management fees	(1)	—	(2)	(2)	(5)	(1)	(1)	(1)	13	10
Adjust incentive income	5	3	4	108	120	(1)	—	(2)	(22)	(25)
Other revenues	20	20	30	12	82	17	23	29	31	100

GAAP Revenues	$201	$188	$185	$158	$732	$122	$139	$144	$179	$584

“Distributable earnings” is our supplemental measure of operating performance. It reflects the value created which management considers available for distribution during any period. As compared to generally accepted accounting principles (“GAAP”) net income, distributable earnings excludes the effects of unrealized gains (or losses) on illiquid investments, reflects contingent revenue which has been received as income to the extent it is not expected to be reversed, and disregards expenses which do not require an outlay of assets, whether currently or on an accrued basis. Distributable earnings is reflected on an unconsolidated and pre-tax basis, and, therefore, the interests in consolidated subsidiaries related to Fortress Operating Group units (held by the principals) and income tax expense are added back in its calculation. Distributable earnings is not a measure of cash generated by operations which is available for distribution nor should it be considered in isolation or as an alternative to cash flow or net income and it is not necessarily indicative of liquidity or cash available to fund our operations. For a complete discussion of distributable earnings and its reconciliation to GAAP, as well as an explanation of the calculation of distributable earnings impairment, see note 10 to our financial statements included in our Annual Report on Form 10-K for the quarter ended December 31, 2009.

Our management uses distributable earnings:

•	in its determination of periodic distributions to equity holders;

•	in making operating decisions and assessing the performance of each of our core businesses;

•	for planning purposes, including the preparation of our annual operating budgets; and

•	as a valuation measure in strategic analyses in connection with the performance of our funds and the performance of our employees.

Growing distributable earnings is a key component to our business strategy and distributable earnings is the supplemental measure used by our management to evaluate the economic profitability of each of our businesses and our total operations. Therefore, we believe that it provides useful information to our investors in evaluating our operating performance. Our definition of distributable earnings is not based on any definition contained in our amended and restated operating agreement.

Fortress Investment Group LLC

Exhibit 3

Reconciliation of GAAP Net Income (Loss) Excluding Principals Agreement

Compensation to GAAP Net Income (Loss)

(dollars in thousands)

	Three Months Ended December 31, 2009	Three Months Ended December 31, 2008
GAAP net loss	$(260,825)	$(426,481)
Principals agreement compensation	239,976	239,975

GAAP net income (loss) excluding principals agreement compensation	$(20,849)	$(186,506)

	Year Ended December 31, 2009	Year Ended December 31, 2008
GAAP net loss	$(909,142)	$(1,221,086)
Principals agreement compensation	952,077	954,685

GAAP net income (loss) excluding principals agreement compensation	$42,935	$(266,401)

Fortress Investment Group LLC

Exhibit 4

Reconciliation of Weighted Average Class A Shares Outstanding (Used for Basic EPS) to Weighted Average Dividend Paying

Shares and Units Outstanding (Used for DEPS)

	Three Months Ended December 31,
	2009	2008
Weighted Average Class A Shares Outstanding (Used for Basic EPS)	146,733,426	94,990,541

Weighted average fully vested restricted Class A share units with dividend equivalent rights	(1,245,658)	(445,880)
Weighted average fully vested restricted Class A shares	(99,520)	(44,310)

Weighted Average Class A Shares Outstanding	145,388,248	94,500,351

Weighted average restricted Class A shares [25]	216,367	108,661
Weighted average fully vested restricted Class A share units which are entitled to dividend equivalent payments	1,245,658	394,286
Weighted average nonvested restricted Class A share units which are entitled to dividend equivalent payments	25,218,073	24,101,891
Weighted average Fortress Operating Group units	307,773,852	312,071,550
Weighted average Fortress Operating Group RPUs	31,000,000	31,000,000

Weighted Average Dividend Paying Shares and Units Outstanding (Used for DEPS)	510,842,198	462,176,739

	Year Ended December 31,
	2009	2008
Weighted Average Class A Shares Outstanding (Used for Basic EPS)	125,740,897	94,934,487

Weighted average fully vested restricted Class A share units with dividend equivalent rights	(1,185,375)	(407,255)
Weighted average fully vested restricted Class A shares	(94,561)	(26,881)

Weighted Average Class A Shares Outstanding	124,460,961	94,500,351

Weighted average restricted Class A shares [25]	158,500	104,860
Weighted average fully vested restricted Class A share units which are entitled to dividend equivalent payments	1,185,375	407,255
Weighted average nonvested restricted Class A share units which are entitled to dividend equivalent payments	24,153,521	23,815,846
Weighted average Fortress Operating Group units	310,576,187	312,071,550
Weighted average Fortress Operating Group RPUs	31,000,000	21,852,459

Weighted Average Dividend Paying Shares and Units Outstanding (Used for DEPS)	491,534,544	452,752,321

[25]	Includes both fully vested and nonvested weighted average restricted Class A shares.